EXHIBIT 99.1
Brigham Exploration Company
Common Stock
($0.01 par value)
Underwriting Agreement
November 17, 2005
Raymond James & Associates, Inc.
880 Carillon Parkway
St. Petersburg, Florida 33716
and
RBC Capital Markets Corporation
One Liberty Plaza, 165 Broadway
New York, NY 10006-1404
Ladies and Gentlemen:
     Brigham Exploration Company, a Delaware corporation (the “Company”), proposes to sell to the underwriters named on Schedule I hereto (the “Underwriters”) an aggregate of 7,500,000 shares (the “Firm Stock”) of the Company’s common stock, $0.01 par value (“Common Stock”), pursuant to the terms set forth on Schedule I. In addition, the Company proposes to grant to the Underwriters an option to purchase up to an additional 1,125,000 shares of Common Stock (the “Option Stock,” and collectively with the Firm Stock, the “Securities”). Any reference herein to the Registration Statement, the Basic Prospectus, any Preliminary Prospectus Supplement or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 that were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Prospectus Supplement or the Final Prospectus, as the case may be; and any reference herein to the terms “amend”, “amendment” or “supplement” with respect to the Registration Statement, the Basic Prospectus, any Preliminary Prospectus Supplement or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Prospectus Supplement or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference. Capitalized terms used herein and not defined in context are defined in Section 16 below.
     The Company hereby acknowledges that the Underwriters are acting solely as underwriters in connection with the purchase and sale of the Securities. The Company further acknowledges that the Underwriters are acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm’s length basis and in no event do the parties intend that the Underwriters act or be responsible as fiduciaries to the Company, its management, stockholders, creditors, or any other person in connection with any activity that any Underwriter may undertake or has undertaken in furtherance of the purchase and sale of the Securities, either before or after the date hereof. The Underwriters hereby expressly disclaim any fiduciary or similar obligations to the Company, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Company hereby confirms its understanding and agreement to that effect. The Company and the Underwriters agree that they are each responsible for making their own independent judgments with respect to the price or market for the Securities, do not constitute advice or recommendations to the Company. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that it may have against the Underwriters with respect to any breach or alleged breach of any fiduciary or similar duty to the Company in connection with the transactions contemplated by this Agreement or the matters leading up to such transactions.
1.	Representations and Warranties.
                (a) The Company represents and warrants to, and agrees with, the Underwriters as set forth below in this Section 1(a).
                (i) At the time the Registration Statement was filed, the Company met the requirements for use of Form S-3 under the Act, and the Company is currently eligible to sell the Securities under the Registration Statement as contemplated hereby. The Company has prepared and filed with the Commission the Registration Statement (File Number 333-116390) on Form S-3, including a related Basic Prospectus, for registration under the Act of the offering and sale of the Securities. The Company may have filed one or more amendments thereto, including a Preliminary Prospectus Supplement, each of which has previously been furnished to you. The Company will next file with the Commission a Final Prospectus Supplement relating to the Securities in accordance with Rules 430A and 424(b). The Company has included in the Registration Statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in the Registration Statement and the Final Prospectus. As filed, such Final Prospectus Supplement or such amendment and form of Final Prospectus Supplement shall contain all Rule 430A Information, together with all other such required information, and, except to the extent the Underwriters shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Prospectus Supplement) as the Company has advised you, prior to the Execution Time, will be included or made therein. The Registration Statement, at the Execution Time, meets the requirements set forth in Rule 415(a)(1)(x).
                (ii) On the Effective Date, the Registration Statement did, and when the Final Prospectus is first filed in accordance with Rule 424(b) and on each Closing Date (as defined herein), the Final Prospectus (and any supplement thereto) will, comply in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder; on the Effective Date and at the Execution Time, the

Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, the Final Prospectus, if not filed pursuant to Rule 424(b), will not, and on the date of any filing pursuant to Rule 424(b) and on each Closing Date and any settlement date, the Final Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement or the Final Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Underwriters specifically for inclusion in the Registration Statement or the Final Prospectus (or any supplement thereto).
                (iii) The Company and each of its subsidiaries, all of which are listed on Schedule II (each such subsidiary, a “Subsidiary,” and collectively, the “Subsidiaries”), has been duly organized and is validly existing as an entity in good standing under the laws of the jurisdiction in which it is chartered or organized with full power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Final Prospectus, and is duly qualified to do business as a foreign entity and is in good standing under the laws of each jurisdiction that requires such qualification, except where the failure to qualify could not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), earnings, business or properties of the Company and its Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business (a “Material Adverse Effect”).
                (iv) All the outstanding shares of capital stock or other equity interests of each Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Final Prospectus, all outstanding shares of capital stock or other equity interests of the Subsidiaries are owned by the Company either directly or through wholly owned Subsidiaries free and clear of any perfected security interest or any other security interests, claims, liens or encumbrances, except for the liens and security interests of the lenders under the Company’s senior credit facility or senior subordinated notes.
                (v) The Company’s authorized equity capitalization is as set forth in the Final Prospectus; the capital stock of the Company conforms in all respects to the description thereof contained in the Final Prospectus; the outstanding shares of Common Stock have been duly and validly authorized and issued and are fully paid and nonassessable; the Securities being sold hereunder by the Company have been duly and validly authorized, and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be fully paid and nonassessable; the Securities being sold hereunder by the Company are duly listed for trading, subject to official notice of issuance, on The NASDAQ National Market; the certificates for the Securities are in valid and sufficient form; the holders of outstanding shares of capital stock of the

Company are not entitled to preemptive or other rights to subscribe for the Securities; and, except as set forth in the Final Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding.
                (vi) There is no franchise, contract or other document of a character required to be described in the Registration Statement or Final Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required.
                (vii) This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, or other similar laws or court decisions, relating to or affecting creditors’ rights generally, and except to the extent that enforcement of the indemnification and contribution obligations provided for herein may be limited by federal or state laws relating to securities or the public policies underlying such laws.
                (viii) The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Final Prospectus, will not be an “investment company” as defined in the Investment Company Act of 1940, as amended.
                (ix) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated herein and in the Final Prospectus.
                (x) Neither the issue and sale of the Securities nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Subsidiaries pursuant to, (i) the charter or by-laws of the Company or any of its Subsidiaries, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any of its Subsidiaries is a party or bound or to which its or their property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of its Subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its Subsidiaries or any of its or their properties, except where, in the case of clauses (ii) and (iii) above, any such conflict, breach, violation or imposition that could not reasonably be expected to have a Material Adverse Effect.
                (xi) No holder of any security of the Company has any right, which has not been waived or satisfied, (i) to have any security owned by such holder included in the Registration Statement or (ii) to demand registration of any security owned by such holder for a period of 180 days after the date of this Agreement, except, with respect to the rights referred to in clause (ii), such registration rights set forth in Sections 2, 4 and 16 of the Registration Rights Agreement, dated as of November 1, 2000, by and among the Company and the CSFB Entities (as defined therein), as amended, and such demand registration rights held by Ben M. Brigham and Anne L. Brigham set forth in the Registration Rights Agreement, dated as of February 26, 1997, by and among the Company and certain stockholders named therein (together, the “Registration Rights Agreements”).
                (xii) The consolidated historical financial statements and schedules of the Company and its consolidated Subsidiaries included in the Final Prospectus and the Registration Statement present fairly in all material respects the financial condition, results of operations and cash flows of the Company as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Act and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein). The selected financial data set forth under the captions “Summary Financial Data” and “Selected Financial Data” in the Final Prospectus and the Registration Statement fairly present, on the basis stated in the Final Prospectus and the Registration Statement.
                (xiii) There is no document, contract or other agreement required to be described in the Registration Statement or the Final Prospectus (or any supplement thereto) or to be filed as an exhibit to the Registration Statement that is not described or filed as required by the Act. Each description of a contract, document or other agreement in the Registration Statement and the Final Prospectus (and any supplement thereto) accurately reflects in all respects the terms of the underlying contract, document or other agreement. Each contract, document or other agreement described in the Registration Statement and Final Prospectus (and any supplement thereto) or listed on Exhibits to the Registration Statement or incorporated by reference is in full force and effect and is valid and enforceable by and against the Company or its Subsidiaries, as the case may be, in accordance with its terms. Neither the Company nor any of its Subsidiaries, if a Subsidiary is a party, nor to the Company’s knowledge, any other party is in default in the observance or performance of any term or obligation to be performed by it under any such agreement, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in any such case which default or event, individually or in the aggregate, would have a Material Adverse Effect. No default exists, and no event has occurred which with the notice or lapse of time or both would constitute a default, in the due performance and observance of any term, covenant or condition, by the Company or its Subsidiary, if a Subsidiary is a party thereto, of any other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which Company or its properties or business or a Subsidiary or its properties or business may be bound or affected which default or event, individually or in the aggregate, would have a Material Adverse Effect.

                (xiv) Except as disclosed in the Final Prospectus, no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries or its or their property is pending or, to the best knowledge of the Company, threatened that (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby or (ii) could reasonably be expected to have a Material Adverse Effect.
                (xv) The Company and each of its Subsidiaries has (1) good and indefeasible title to all of its interests in its oil and gas properties, title investigations having been carried out by or on behalf of such person in accordance with good practice in the oil and gas industry in the areas in which such properties are located, (2) good and marketable title in fee simple to all of its real property other than oil and gas properties, and (3) good title to all personal property owned by it, in each case free and clear of all liens, encumbrances and defects except liens under the Company’s senior credit facility and senior subordinated notes or otherwise as described in the Final Prospectus or such as do not materially affect the value of such properties as a whole and do not materially interfere with the use made and proposed to be made of such properties as a whole by the Company and its Subsidiaries; and all real properties and buildings held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made and proposed to be made of such properties and buildings as a whole by the Company and its Subsidiaries.
                (xvi) The principal executive officer and the principal financial officer of the Company have made all certifications required by the Sarbanes-Oxley Act of 2002 or any related rules and regulations promulgated by the Commission, and the statements contained in any such certification are complete and correct. The Company maintains “disclosure controls and procedures” (as defined in Rule 13a-14(c) under the Exchange Act), and such controls and procedures are designed (i) to ensure the information required to be disclosed by the Company in the reports and that it files or submits under the Exchange Act is accumulated and communicated to the Company’s management, including its principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure. The Company does not have any knowledge of any material weakness in internal controls, and to the knowledge of the Company, there has been no fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls, other than as disclosed to the Underwriters in writing on or before the date hereof. The Company is otherwise in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated by the Commission (and intends to comply with all applicable provisions that are not yet effective upon effectiveness).
                (xvii) Neither the Company nor any Subsidiary is in violation or default of (i) any provision of its charter or bylaws, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or such Subsidiary or any of its properties, as applicable, except where, in the case of clauses (ii) and (iii) above, such violation or default could not reasonably be expected to have a Material Adverse Effect.
                (xviii) PricewaterhouseCoopers LLP, who have certified certain financial statements of the Company and its consolidated Subsidiaries and delivered their report with respect to the audited consolidated financial statements and schedules included in the Final Prospectus, are independent public accountants with respect to the Company within the meaning of the Act and the applicable published rules and regulations thereunder.
                (xix) Except for the filing fees under the Act or any state securities laws, there are no transfer taxes or other similar fees or charges under Federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance by the Company or sale by the Company of the Securities.
                (xx) The Company has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file could not reasonably be expected to have a Material Adverse Effect) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as could not reasonably be expected to have a Material Adverse Effect.
                (xxi) No labor problem or dispute with the employees of the Company or any of its Subsidiaries exists or is threatened or to the Company’s knowledge is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or its Subsidiaries’ principal suppliers, contractors or customers, that could reasonably be expected to have a Material Adverse Effect.
                (xxii) No transaction has occurred between or among the Company and any of its officers or directors, shareholder or any affiliate or affiliates of any such officer or director or shareholder that is required to be described in and is not described in the Registration Statement and the Final Prospectus (and any supplements thereto).
                (xxiii) The written engineering reports prepared by Cawley, Gillespie & Associates, Inc. (“Cawley, Gillespie”), an oil and gas engineering consulting firm, as of December 31, 2004, setting forth the engineering values attributable to the oil and gas properties of the Company and its Subsidiaries accurately reflect in all material respects the ownership interests of the Company and its Subsidiaries in the properties therein as of December 31, 2004, except as otherwise disclosed in the Registration Statement and the Final Prospectus (and any supplements thereto). The information furnished by the Company to Cawley, Gillespie for purposes of preparing its report, including, without limitation, production, costs of operation and development, current prices for production, agreements relating to current and future operations and sales of production, was true, correct and complete in all material respects on the date supplied and was prepared in accordance with customary industry practices; Cawley, Gillespie, independent petroleum consultants, who prepared estimates of the extent and value of proved oil and natural gas reserves, are independent with respect to the Company.
                (xxiv) The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; all policies of insurance insuring the Company or any of its Subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect; the Company and its Subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and there are no claims by the Company or any of its Subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause that could reasonably be expected to have a Material Adverse Effect; neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for; and neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that could not reasonably be expected to have a Material Adverse Effect.
                (xxv) The Company and its Subsidiaries possess all licenses, certificates, permits and other authorizations issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could reasonably be expected to have a Material Adverse Effect.
                (xxvi) The Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.
                (xxvii) The Company has not taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.
                (xxviii) Neither the Company nor, to the knowledge of the Company, any other person associated with or acting on behalf of the Company including, without limitation, any director, officer, agent or employee of the Company or its Subsidiaries, has directly or indirectly, while acting on behalf of the Company or its Subsidiaries (i)

used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any other unlawful payment.
                (xxix) Except as set forth in the Final Prospectus, the Company and its Subsidiaries are (i) in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as set forth in the Final Prospectus, neither the Company nor any of the Subsidiaries has been named as a “potentially responsible party” under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.
                (xxx) In the ordinary course of its business, the Company periodically reviews the effect of Environmental Laws on the business, operations and properties of the Company and its Subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities could not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.
                (xxxi) The Company and its Subsidiaries own, possess, license or have other rights to use, on reasonable terms, all patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, know-how and other intellectual property (collectively, the “Intellectual Property”) necessary for the conduct of the Company’s business as now conducted or as proposed in the Final Prospectus to be conducted. Except as set forth in the Final Prospectus, (a) to the Company’s best knowledge, there are no rights of third parties to any such Intellectual Property; (b) to the Company’s best knowledge, there is no material infringement by third parties of any such Intellectual Property; (c) there is no pending or, to the Company’s best knowledge, threatened action, suit, proceeding or claim by others challenging the Company’s rights in or to any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (d) there is no pending or, to the Company’s best knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such

Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (e) there is no pending or, to the Company’s best knowledge, threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any other fact which would form a reasonable basis for any such claim; (f) to the Company’s best knowledge, there is no U.S. patent or published U.S. patent application which contains claims that dominate or may dominate any Intellectual Property described in the Final Prospectus as being owned by or licensed to the Company or that interferes with the issued or pending claims of any such Intellectual Property; and (g) there is no prior art of which the Company is aware that may render any U.S. patent held by the Company invalid or any U.S. patent application held by the Company unpatentable which has not been disclosed to the U.S. Patent and Trademark Office.
                (xxxii) The Company has complied with all provisions of Florida Statutes, §517.075, relating to issuers doing business with Cuba.
     Any certificate signed by any officer of the Company and delivered to the Underwriters or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Company, as to matters covered thereby, to the Underwriters.
     2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to the Underwriters, and the Underwriters agree to purchase from the Company, the Firm Stock. In addition, the Company grants to the Underwriters options to purchase up to the aggregate amount of the Option Stock. Such options are granted solely for the purpose of covering over-allotments in the sale of Firm Stock and are exercisable as provided in Section 3 hereof. The price of both the Firm Stock and any Option Stock shall be at a purchase price per share specified in Schedule I hereto across from the caption “Proceeds to Company Per Share.”
     3. Delivery and Payment. Delivery of and payment for the Firm Stock shall be made on the date and at the time specified in Schedule I hereto or at such time on such later date not more than three Business Days after the foregoing date as Raymond James & Associates, Inc. (“Raymond James”) and RBC Capital Markets Corporation (“RBC”), acting on behalf of themselves and the other Underwriters, shall designate, which date and time may be postponed by agreement among Raymond James, RBC and the Company (such date and time of delivery and payment for the Firm Stock being herein called the “First Closing Date”). Delivery of the Firm Stock shall be made to the Underwriters against payment by the Underwriters of the aggregate purchase prices of the Firm Stock being sold by the Company to or upon the order of the Company by wire transfer payable in same-day funds to an account or accounts specified by the Company. Delivery of the Firm Stock shall be made through the facilities of The Depository Trust Company unless the Underwriters shall otherwise instruct.
                At any time on or before the 30th day after the date of this Agreement, the options granted in Section 2 above may be exercised by written notice being given to the Company by either Raymond James or RBC, on behalf of themselves and the other Underwriters. Such notice shall set forth the aggregate number of shares of Option Stock as to which the options are being exercised, the denominations in which the shares of Option Stock are to be issued and the date and time, as determined by Raymond James and RBC, on behalf of themselves and the other Underwriters, when the shares of Option Stock are to be delivered; provided, however, that this date and time may be postponed by agreement among Raymond James, RBC and the Company, and such date shall not be earlier than the First Closing Date nor earlier than the second business day after the date on which the options shall have been exercised nor later than the fifth business day after the date on which the options shall have been exercised. The date and time the shares of Option Stock are delivered are sometimes referred to as the “Second Closing Date” and the First Closing Date and the Second Closing Date are sometimes each referred to as a “Closing Date.”
                On the Second Closing Date, the Company shall deliver or cause to be delivered the certificates representing the Option Stock to the Underwriters for the account of the Underwriters against payment to or upon the order of the Company by wire transfer payable in same-day funds to an account or accounts specified by the Company. Delivery of the Option Stock shall be made through the facilities of The Depository Trust Company unless the applicable Underwriter shall otherwise instruct. Upon delivery, the Option Stock shall be registered in such names and in such denominations as the applicable Underwriter shall request in the aforesaid written notice.
4.	Offering by Underwriters. It is understood that the Underwriters propose to offer the Firm Stock for sale to the public as set forth in the Final Prospectus.

5.	Agreements. The Company agrees with the Underwriters that:
                (i) The Company will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereof, to become effective. Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement or supplement (including the Final Prospectus or any Preliminary Prospectus Supplement) to the Basic Prospectus or any Rule 462(b) Registration Statement unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Final Prospectus is otherwise required under Rule 424(b), the Company will cause the Final Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Underwriters of such timely filing. The Company will promptly advise the Underwriters (1) when the Registration Statement, if not effective at the Execution Time, shall have become effective, (2) when the Final Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b) or when any Rule 462(b) Registration Statement shall have been filed with the Commission, (3) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (4) of any request by the Commission or its staff for any amendment of the Registration Statement, or any Rule 462(b) Registration Statement, or for any

supplement to the Final Prospectus or for any additional information, (5) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (6) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.
                (ii) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Final Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Final Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will (1) notify the Underwriters of such event, (2) prepare and file with the Commission, subject to the second sentence of paragraph (i) of this Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance and (3) supply any supplemented Final Prospectus to the Underwriters in such quantities as they may reasonably request.
                (iii) As soon as practicable, the Company will make generally available to its security holders and to the Underwriters an earnings statement or statements of the Company and its Subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.
                (iv) (A) The Company will furnish to each Underwriter and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including exhibits thereto) a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by the Underwriters or dealer may be required by the Act, as many copies of each Preliminary Prospectus Supplement and the Final Prospectus and any supplement thereto as the Underwriters may reasonably request. The Company will pay the expenses of printing or other production of all documents relating to the offering.
                  (B) The Company will arrange, if necessary, for the qualification of the Securities for sale under the laws of such jurisdictions as the Underwriters may reasonably designate, will maintain such qualifications in effect so long as required for the distribution of the Securities and will pay any fee of the National Association of Securities Dealers, Inc., in connection with its review of the offering; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject.

                (v) The Company will not, without the prior written consent of Raymond James and RBC, on behalf of themselves and the other Underwriters, offer, sell, contract to sell, pledge, or otherwise dispose of, (or enter into any transaction that is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate of the Company or any person in privity with the Company or any affiliate of the Company), directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, any other shares of Common Stock or any securities convertible into, or exercisable, or exchangeable for, shares of Common Stock; or publicly announce an intention to effect any such transaction, until the Business Day set forth on Schedule I hereto, provided, however, that (i) the Company may issue and sell shares of Common Stock pursuant to any employee stock option plan, stock ownership plan or dividend reinvestment plan of the Company in effect at the Execution Time, (ii) the Company may issue shares of Common Stock issuable upon the conversion of securities or the exercise of warrants outstanding at the Execution Time, and (iii) the Company may take any actions it deems necessary to fulfill its obligations under the Registration Rights Agreements.
                (vi) The Company will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.
                (vii) The Company agrees to pay the following costs and expenses and all other costs and expenses incident to the performance by the Company of its obligations hereunder: (i) the preparation, printing or reproduction and filing with the Commission of the Registration Statement (including financial statements and exhibits thereto), each Preliminary Prospectus Supplement, each Final Prospectus, and each amendment or supplement to any of them; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, each Preliminary Prospectus Supplement, each Final Prospectus, and all amendments or supplements to any of them, as may, in each case, be requested for use in connection with the offering and sale of the Securities; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Securities, including any stamp or transfer taxes in connection with the original issuance and sale of the Securities; (iv) the printing (or reproduction) and delivery of this Agreement, any blue sky memorandum and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Securities; (v) the registration of the Securities under the Exchange Act and the listing of the Securities on The NASDAQ National Market; (vi) any registration or qualification of the Securities for offer and sale under the securities or blue sky laws of the several states (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such registration and qualification); (vii) any filings required to be made with the National Association of Securities Dealers, Inc. (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such filings); (viii) the expenses incurred by or on behalf of Company representatives in connection with presentations to prospective purchasers of the Securities; (ix) the fees and expenses of the Company’s independent auditors and the fees and expenses of counsel (including local and special counsel) for the Company; and (x) all other costs and expenses incident to the performance by the Company of its obligations under this Agreement.
     6. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Firm Stock or Option Stock, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the Execution Time, each Closing Date and any settlement date pursuant to Section 3 hereof, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:
                (a) If the Registration Statement is not effective at the Execution Time, unless the Underwriters agree in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 PM New York City time on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 PM New York City time on such date or (ii) 9:30 AM on the Business Day following the day on which the public offering price was determined, if such determination occurred after 3:00 PM New York City time on such date; if filing of the Final Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Final Prospectus, and any such supplement, will be filed in the manner and within the time period required by Rule 424 (b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.
                (b) The Company shall have requested and caused Thompson & Knight, LLP, counsel for the Company, to have furnished to the Underwriters their opinion, dated the First Closing Date or the Second Closing Date, as the case may be, and addressed to the Underwriters, to the effect that:
                (i) each of the Company and its Subsidiaries has been duly organized and is validly existing as a corporation, limited liability company or limited partnership in good standing under the laws of the state of its organization. Each of the Company and its Subsidiaries is duly qualified to transact business and is in good standing as a foreign corporation, limited liability company or limited partnership in each jurisdiction in which the character or location of its assets or properties or the nature of its business makes such qualification necessary, except where the failure to so qualify or to be in good standing, individually or in the aggregate, would not have a Material Adverse Effect;
                (ii) each of the Company and its Subsidiaries has all requisite corporate, limited liability company or limited partnership, as the case may be, power and authority to own, lease and operate its properties and to conduct its business as now being conducted and as described in the Registration Statement and the Final Prospectus and with respect to the Company to enter into and perform its obligations under this Agreement and to issue and sell the Securities;

                (iii) the authorized, issued and outstanding capital stock of the Company is as set forth in the Registration Statement and the Final Prospectus as of the dates stated therein and, since such dates, there has been no change in the capital stock of the Company except for subsequent issuances, if any, pursuant to this Agreement or pursuant to employee benefit plans referred to in the Final Prospectus or pursuant to the exercise of options referred to in the Final Prospectus or pursuant to the Stock Purchase Agreement (as defined below) or pursuant to the retirement of any of the Company’s treasury shares; all of the outstanding shares of capital stock of the Company have been duly and validly authorized and issued and none of them was issued in violation of any preemptive or other similar right. The Securities to be issued and sold by the Company pursuant to this Agreement have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued, fully paid and nonassessable, and no holder of the Securities is or will be subject to personal liability by reason of being such a holder. The issuance and sale of the Securities by the Company is not subject to any preemptive or other similar rights of any securityholder of the Company. To the best of such counsel’s knowledge, there are no (i) preemptive or other rights to subscribe for or to purchase any securities of the Company or (ii) restrictions upon the voting or transfer of any securities of the Company pursuant to the Company’s Certificate of Incorporation or by-laws or other governing documents or any agreements or other instruments to which the Company is a party or by which it is bound, other than, in the case of clause (ii), the restrictions on transfer of shares issued under the Securities Purchase Agreement dated as of November 1, 2000, the Securities Purchase Agreement dated as of March 5, 2001 and the Securities Purchase Agreement dated as of December 5, 2002, each by and among the Company and the Investors named therein. To the best of such counsel’s knowledge, except as disclosed in the Registration Statement and the Final Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and no commitment, plan or arrangement to issue, any share of stock of the Company or any security convertible into, exercisable for, or exchangeable for stock of the Company. The Common Stock and the Securities conform in all material respects to the descriptions thereof contained in the Registration Statement and the Final Prospectus. The form of certificate used to evidence the Common Stock complies in all material respects with all applicable statutory requirements, with any applicable requirements of the Certificate of Incorporation or by-laws of the Company and the requirements of The NASDAQ National Market. To the best of such counsel’s knowledge, there are no persons with registration rights or other similar rights, except as have been waived or satisfied, (i) to have any security owned by such holder included in the Registration Statement or (ii) to otherwise demand registration of any security owned by such holder, except, with respect to the rights referred to in clause (ii), the registration rights set forth in the Registration Rights Agreements;
                (iv) all necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Agreement and the issuance and sale of the Securities. This Agreement has been duly and validly authorized, executed and delivered by the Company, and this Agreement constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as rights to indemnity and contribution hereunder may be limited by securities laws, and except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles;
                (v) neither the execution, delivery and performance of this Agreement by the Company nor the consummation of any of the transactions contemplated hereby (including, without limitation, the issuance and sale by the Company of the Securities) will (i) violate any provision of the charter or by-laws of the Company or any of its Subsidiaries, (ii) to the best of such counsel’s knowledge, give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or any event which with notice or lapse of time, or both, would constitute a default) under, or require consent or waiver under, or result in the execution or imposition of any lien, charge, claim, security interest or encumbrance upon any properties or assets of the Company or any of its Subsidiaries pursuant to the terms of, any agreement that is filed as an exhibit to the Registration Statement (including any document incorporated therein by reference), or (iii) to the knowledge of such counsel after reasonable inquiry, conflict with, result in a breach or violation of or imposition of any lien, charge or encumbrance upon any property or assets of the Company or its Subsidiaries pursuant to any statute, law, rule, regulation, judgment, order or decree applicable to the Company or its Subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or its Subsidiaries or any of its or their properties, which violation or default could, except in the case of clause (iii) above, either individually or in the aggregate with all other violations and defaults referred to in this paragraph (if any), reasonably be expected to have a Material Adverse Effect in the ordinary course of business;
                (vi) no consent, approval, authorization, license, registration, qualification or order of any court or governmental agency or regulatory body is required for the due authorization, execution, delivery or performance of this Agreement by the Company or the consummation of the transactions contemplated hereby or thereby, except such as have been obtained under the Act and such as may be required under state securities or blue sky laws in connection with the purchase and distribution of the Securities by the several Underwriters;
                (vii) to the best of such counsel’s knowledge, there is no action, suit, proceeding or other investigation, before any court or before or by any public body or board pending or threatened against, or involving the assets, properties or businesses of, the Company which is required to be disclosed in the Registration Statement and the Final Prospectus and is not so disclosed or which could reasonably be expected to have a Material Adverse Effect;
                (viii) the Registration Statement, the Basic Prospectus, the Preliminary Prospectus Supplement and the Final Prospectus and each amendment or supplement thereto (except for the financial statements and schedules and other financial and engineering data included therein, as to which such counsel expresses no opinion) comply as to form in all material respects with the requirements of the Act and the rules and documents incorporated by reference in the Registration Statement, the Basic Prospectus, the Preliminary Prospectus Supplement and the Final Prospectus and any further amendment or supplement to any such incorporated document made by the Company (except for financial statements and schedules and other financial and engineering date included therein, as to which such counsel expresses no opinion) when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or Exchange Act, as applicable, and the rules and regulations of the Commission thereunder (excluding those portions of filings which have been amended in subsequent filings made prior to the date hereof);
                (ix) the Registration Statement is effective under the Act, and to such counsel’s knowledge no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending. Any required filing of the Final Prospectus and any supplement thereto pursuant to Rule 424(b) under the Act has been made in the manner and within the time period required by such Rule 424(b);
                (x) the Company has filed all applications and other documents necessary for the Securities to be quoted on The NASDAQ National Market, subject only to official notice of issuance;
                (xi) the capital stock of the Company conforms in all material respects to the description thereof contained in the Final Prospectus under the caption “Description of Capital Stock;”
                (xii) the Company is not required to register under the Investment Company Act of 1940, as amended, as an “investment company” or an entity controlled by an “investment company” as such terms are defined in such act.
     To the extent deemed advisable by such counsel, such counsel may rely as to matters of fact on certificates of responsible officers of the Company and public officials and on the opinions of other counsel satisfactory to the Underwriters as to matters which are governed by laws other than the laws of the State of New York, the General Corporation Law of the State of Delaware and the Federal laws of the United States. Copies of such other opinions shall be furnished to the Underwriters and counsel for the Underwriters.
     In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the Underwriters and representatives of the independent certified public accountants of the Company, at which conferences the contents of the Registration Statement and the Final Prospectus and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Final Prospectus (except as specified in the foregoing opinion), on the basis of the foregoing, no facts have come to the attention of such counsel which lead such counsel to believe that (i) the Registration Statement at the time it became effective (except with respect to the financial statements and notes and schedules thereto and other financial data, and except with respect to engineering data, as to which such counsel need express no belief) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Final Prospectus as amended or supplemented (except with respect to the financial statements, notes and schedules thereto and other financial data, and except with respect to engineering data, as to which such counsel need make no statement) on the date thereof contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) any document incorporated by reference in the Final Prospectus or any further amendment or supplement to any such incorporated document made by the Company, when they became effective or were filed with the Commission, as the case may be, contained, in the case of a registration statement which became effective under the Act, any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or in the case of other documents which were filed under the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
                (c) The Company shall have requested and caused Warren Ludlow, counsel for the Company, to have furnished to the Underwriters his opinion, dated the First Closing Date or the Second Closing Date, as the case may be, and addressed to the Underwriters, to the effect that, to such counsel’s knowledge, accurate copies of all contracts and other documents required to be filed as exhibits to, or described in, the Registration Statement (including any document incorporated therein by reference) have been so filed with the Commission or are fairly described in the Registration Statement (including any document incorporated therein by reference), as the case may be.
                (d) The Underwriters shall have received from Andrews Kurth LLP, counsel for the Underwriters, such opinion or opinions, dated the First Closing Date or the Second Closing Date, as the case may be, and addressed to the Underwriters, with respect to the issuance and sale of the Securities, the Registration Statement, the Final Prospectus (together with any supplement thereto) and other related matters as the Underwriters may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.
                (e) The Company shall have furnished to the Underwriters a certificate of the Company, signed by the Chairman of the Board or the President and the principal financial or accounting officer of the Company, dated the First Closing Date or the Second Closing Date, as the case may be, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Final Prospectus, any supplements to the Final Prospectus and this Agreement and that:
                (i) the representations and warranties of the Company in this Agreement are true and correct on and as of each Closing Date with the same effect as if made on such Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Closing Date;

                (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company’s knowledge, threatened; and
                (iii) since the date of the most recent financial statements included or incorporated by reference in the Final Prospectus (exclusive of any supplement thereto), there has been no Material Adverse Effect, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto).
                (f) The Company shall have requested and caused PricewaterhouseCoopers LLP to have furnished to the Underwriters, at the Execution Time and at each Closing Date, letters (which may refer to letters previously delivered to the Underwriters), dated respectively as of the Execution Time and as of each Closing Date, in form and substance satisfactory to the Underwriters, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable rules and regulations adopted by the Commission thereunder and stating in effect, except as provided in Schedule I hereto, that:
                (i) in their opinion the audited financial statements and financial statement schedules included or incorporated by reference in the Registration Statement and the Final Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related rules and regulations adopted by the Commission;
                (ii) on the basis of a reading of the latest unaudited financial statements made available by the Company and its Subsidiaries; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) that would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and the audit committee of the Company and of the Subsidiaries; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its Subsidiaries as to transactions and events subsequent to December 31, 2004, nothing came to their attention which caused them to believe that:
                1. any unaudited financial statements included or incorporated by reference in the Registration Statement and the Final Prospectus do not comply as to form in all material respects with applicable accounting requirements of the Act and with the related rules and regulations adopted by the Commission with respect to financial statements included or incorporated by reference in quarterly reports on Form 10-Q under the Exchange Act; and said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated by reference in the Registration Statement and the Final Prospectus;

                2. with respect to the period subsequent to September 30, 2005, there were any changes, at a specified date not more than five days prior to the date of the letter, in the long-term debt of the Company and its Subsidiaries or capital stock of the Company or decreases in the stockholders’ equity of the Company as compared with the amounts shown on the September 30, 2005 consolidated balance sheet included or incorporated by reference in the Registration Statement and the Final Prospectus, or for the period from September 30, 2005 to such specified date there were any decreases, as compared with the corresponding period in the preceding year, in net revenues or income before income taxes or in total or per share amounts of net income of the Company and its Subsidiaries, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Underwriters;
                3. the information included or incorporated by reference in the Registration Statement and Final Prospectus in response to Regulation S-K, Item 301 (Selected Financial Data), Item 302 (Supplementary Financial Information) , Item 402 (Executive Compensation) and Item 503 (d) (Ratio of Earnings to Fixed Charges) is not in conformity with the applicable disclosure requirements of Regulation S-K; and
                (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its Subsidiaries) set forth in the Registration Statement and the Final Prospectus, including the information incorporated by reference in the Registration Statement and the Final Prospectus from Items 1, 2, 6, 7 and 11 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, and the information incorporated by reference in the Registration Statement and the Final Prospectus from the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2005 agrees with the accounting records of the Company and its Subsidiaries, excluding any questions of legal interpretation.
     References to the Final Prospectus in this paragraph (f) include any supplement thereto at the date of the letter.
                (g) The Company shall have requested and caused Cawley, Gillespie to have furnished to the Underwriters, at the Execution Time and at each Closing Date, letters (which may refer to letters previously delivered to the Underwriters), dated respectively as of the Execution Time and as of each Closing Date, in form and substance satisfactory to the Underwriters.
                (h) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraphs (f) and (g) of this Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business or properties of the Company and its Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto) the effect of which, in any case referred to in clause (i) or (ii) above, is, in the reasonable judgment of Raymond James or RBC, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto).
                (i) Prior to each Closing Date, the Company shall have furnished to the Underwriters such further information, certificates and documents as the Underwriters may reasonably request.
                (j) At the Execution Time, the Company shall have furnished to the Underwriters a letter substantially in the form of Exhibit A hereto from each executive officer and director of the Company and the investment funds affiliated with Credit Suisse First Boston (USA), Inc. that are parties to the CSFB Agreements (as defined below).
                (k) The Company shall have entered into (i) that certain Stock Purchase Agreement dated as of November 9, 2005 (the “Stock Purchase Agreement”), by and among the Company and certain funds managed by affiliates of Credit Suisse First Boston (USA), Inc. (the “CSFB Entities”) and (ii) that certain Closing Agreement, dated as of the date hereof (together with the Stock Purchase Agreement, the “CSFB Agreements”). The CSFB Agreements shall not have been amended or modified, or the application of any provision thereof waived, without the prior written consent of Raymond James and RBC, on behalf of the Underwriters. The CSFB Entities shall have delivered to the Company, and the Company shall have cancelled and retired, the Initial Shares (as such term is defined in the Stock Purchase Agreement). Prior to any purchase by the Underwriters of Option Stock hereunder, the CSFB Entities shall have delivered to the Company, and the Company shall have cancelled and retired, the number of shares of Common Stock required under the Stock Purchase Agreement to be delivered by the CSFB Entities to the Company on such Second Closing Date.
     If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to Raymond James or RBC, or to counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the First Closing Date or the Second Closing Date, as the case may be, by the Underwriters. Notice of such cancellation shall be given to the Company by Raymond James or RBC in writing or by telephone or facsimile confirmed in writing.
     The documents required to be delivered by this Section 6 shall be delivered at the office of Andrews Kurth LLP, counsel for the Underwriters, at 8:00 a.m. (Austin, Texas time), on the First Closing Date and the Second Closing Date, as the case may be.

     7. Reimbursement of Underwriters’ Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied, other than the condition set forth in Section 6(h)(ii) if such condition is not satisfied as a result of event or condition that is industry wide and not specific to the Company, because of any termination pursuant to Section 9(i) hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been reasonably incurred by them in connection with the proposed purchase and sale of the Securities.
     8. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless the Underwriters, the directors, officers, employees and agents of the Underwriters and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or in any amendment thereof, or in the Basic Prospectus, any Preliminary Prospectus Supplement or the Final Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Underwriters specifically for inclusion therein. This indemnity agreement will be in addition to any liability that the Company may otherwise have.
                (b) The Underwriters agree to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity to the Underwriters, but only with reference to written information relating to such Underwriters furnished to the Company by or on behalf of such Underwriters specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability that the Underwriters may otherwise have. The Company acknowledges that the statements set forth in the paragraph on the cover page regarding delivery of the Securities and, under the heading “Underwriting,” the paragraph related to stabilization in the Final Prospectus constitute the only information furnished in writing by or on behalf of the Underwriters for inclusion in the Final Prospectus.
                (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party in its reasonable discretion. Notwithstanding the indemnifying party’s election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including one local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.
                (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is unavailable to or insufficient for any reason to hold harmless an indemnified party for the types of indemnified losses specified in those sections, the Company and the Underwriters agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively “Losses”) to which the Company and the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and by the Underwriters from the offering of the Securities; provided, however, that in no case shall the Underwriters be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by the Underwriters hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Underwriters shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and of the Underwriters in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by the Company, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Final Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation that does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls the Underwriters within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of the Underwriters shall have the same rights to contribution as the Underwriters, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).
     9. Termination. This Agreement shall be subject to termination in the absolute discretion of Raymond James and RBC, acting on behalf of themselves and the other Underwriters, by notice given to the Company prior to delivery of and payment for the Firm Stock, if at any time prior to such time (i) trading in the Company’s Common Stock shall have been suspended by the Commission or The NASDAQ National Market, (ii) trading in securities generally on the New York Stock Exchange or the American Stock Exchange shall have been suspended or limited or minimum prices shall have been established on the New York Stock Exchange or The NASDAQ National Market (other than minimum prices required by the New York Stock Exchange or The NASDAQ National Market to maintain eligibility for listing or trading on such exchange or market), (iii) a banking moratorium shall have been declared either by Federal or New York State authorities or if any material disruption in commercial banking or securities settlement or clearance services shall have occurred or (iv) there shall have occurred any outbreak or escalation of hostilities or acts of terrorism involving the United States, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of Raymond James or RBC, impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Final Prospectus (exclusive of any supplement thereto).
     10. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Underwriters or the Company or any of the officers, directors, employees, agents or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.
     11. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Underwriters, will be mailed, delivered or telefaxed as set forth on

Schedule I hereto, with a copy to Andrews Kurth LLP, 600 Travis, Suite 4200, Houston, Texas 77002 (facsimile: (713) 220-4285); or, if sent to the Company, will be mailed, delivered or telefaxed to Eugene Shepherd at 6300 Bridge Point Parkway, Building 2, Suite 500, Austin TX 78730 (facsimile: 512-427-3400), with a copy to Thompson & Knight L.L.P., Attention Michael Titens, 1700 Pacific Avenue, Suite 3300, Dallas, Texas 75201 (facsimile: (214) 969-1751).
     12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors, employees, agents and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.
     13. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.
     14. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement. A facsimile signature of a party shall have the same legal effect as an original signature when delivered to the other party.
     15. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.
     16. Definitions. The terms that follow, when used in this Agreement, shall have the meanings indicated.
     “Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.
     “Basic Prospectus” shall mean the prospectus referred to in paragraph 1(a) above contained in the Registration Statement at the Effective Date including any Preliminary Prospectus Supplement.
     “Business Day” shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.
     “Commission” shall mean the Securities and Exchange Commission.
     “Effective Date” shall mean each date and time that the Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or becomes effective.
     “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.
     “Execution Time” shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

     “Final Prospectus” shall mean the prospectus supplement relating to the Securities that was first filed pursuant to Rule 424(b) after the Execution Time, together with the Basic Prospectus.
     “Preliminary Prospectus Supplement” shall mean any preliminary prospectus supplement to the Basic Prospectus which describes the Securities and the offering thereof and is used prior to filing of the Final Prospectus, together with the Basic Prospectus.
     “Registration Statement” shall mean the registration statement referred to in paragraph 1(a) above, including exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the First Closing Date, shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A.
     “Rule 415”, “Rule 424”, “Rule 430A” and “Rule 462” refer to such rules under the Act.
     “Rule 430A Information” shall mean information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.
     “Rule 462(b) Registration Statement” shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the registration statement referred to in Section 1(a) hereof.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the Underwriters.

Very truly yours, BRIGHAM EXPLORATION COMPANY
By:	/s/ Eugene B. Shepherd, Jr.
	Name:	Eugene B. Shepherd, Jr.
	Title:	Chief Financial Officer

Accepted and agreed to as of the
date first above written, on
behalf of themselves
and the other several Underwriters
named in Schedule I:

RAYMOND JAMES & ASSOCIATES, INC.

By:	/s/ Kenneth M. Nelson

Name:	Kenneth M. Nelson

Title:	Senior Vice President

RBC CAPITAL MARKETS CORPORATION

By:	/s/ Peter D. Rittmaster

Name:	Peter D. Rittmaster

Title:	Managing Director

Signature Page to Underwriters Agreement

SCHEDULE I
Underwriting Agreement dated July 23, 2004
Registration Statement No. 333-116390

Underwriters:	Raymond James & Associates, Inc.
880 Carillon Parkway
St. Petersburg, Florida 33716

RBC Capital Markets Corporation
One Liberty Plaza, 165 Broadway
New York, NY 10006-1404

Friedman, Billings, Ramsey & Co., Inc.
600 Travis Street, Suite 6070
Houston, Texas 77002

Johnson Rice & Company L.L.C.
5555 San Felipe, Suite 1100
Houston, Texas 77057

Dahlman Rose & Company
1301 McKinney Street, Suite 3550
Houston, Texas 77010

Title, Purchase Price and Description:

Title:	Common Stock

Number of shares of Firm Stock to be sold by the Company:	7,500,000

Number of shares of Option Stock to be sold by the Company:	1,125,000

Price to Public per Share (include accrued dividends, if any)	$12.00

Price to Public — total:	$103,500,000

Underwriting Discount per Share:	$0.54

Underwriting Discount — total:	$4,657,500

Proceeds to Company per Share:	$11.46

Proceeds to Company — total:	$98,842,500

Other provisions:	None

First Closing Date, Time and Location:	Wednesday, November 23, 2005
Andrews Kurth LLP
111 Congress, Suite 1700, Austin, Texas

Second Closing Location:	Andrews Kurth LLP
111 Congress, Suite 1700, Austin, Texas

Type of Offering:	Equity Offering

Date referred to in Section 5(v) after which the Company may offer or sell securities issued or guaranteed by the Company without the consent of the Underwriters:	45 days after date hereof

Modification of items to be covered by the letter from PricewaterhouseCoopers, LLP delivered pursuant to Section 6 (f) at the Execution Time:	None

SCHEDULE II
SUBSIDIARIES
Brigham Oil & Gas, L.P.
Brigham, Inc.
Brigham Holdings I, LLC
Brigham Holdings II, LLC

EXHIBIT A
FORM OF LOCK-UP AGREEMENT
November [__], 2005
Raymond James & Associates, Inc.
880 Carillon Parkway
St. Petersburg, Florida 33716
and
RBC
One Liberty Plaza, 165 Broadway
New York, NY 10006-1404

Re:	Public Offering of Common Stock of Brigham Exploration Company
Ladies and Gentlemen:
     The undersigned, a holder of common stock (“Common Stock”), or rights to acquire Common Stock, of Brigham Exploration Company (the “Company”) understands that the Company intends to sell 8,500,000 shares of Common Stock (the “Offering”) pursuant to a Registration Statement (File Number 333-116390) on Form S-3 (the “Registration Statement”) and amendments thereto, filed with the Securities and Exchange Commission. The undersigned further understands that you are contemplating entering into an Underwriting Agreement with the Company in connection with the Offering.
     In order to induce the Company and you to enter into the Underwriting Agreement and to proceed with the Offering, the undersigned agrees, for the benefit of the Company and you that should the Offering by effected the undersigned will not, without your prior written consent, directly or indirectly, make any offer, sale, assignment, transfer, encumbrance, contract to sell, grant of an option to purchase or other disposition of any Common Stock beneficially owned (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) by the undersigned on the date hereof or hereafter acquired for a period of 60 days subsequent to the date of the Underwriting Agreement, other than Common Stock sold to the Company or transferred as a gift or gifts (provided that any donee thereof agrees in writing to be bound by the terms hereof).
     The undersigned confirms that he, she or it understands that the Underwriters and the Company will rely upon the representations set forth in this agreement in proceeding with the Offering. This agreement shall be binding on the undersigned and his, her or its respective successors, heirs, personal representatives and assigns. The undersigned agrees and consents to the entry and stop transfer instructions with the Company’s transfer agent against the transfer of

Common Stock or securities convertible into or exchangeable or exercisable for Common Stock held by the undersigned except in compliance with this agreement.
     Notwithstanding anything herein to the contrary, this agreement shall terminate, and shall be null and void and of no force or effect whatsoever, unless the Offering shall have been consummated on or before the date that is sixty days after the date hereof.

Very truly yours, Signature: Printed Name: Dated: November [___], 2005